Finance costs (Tables)	12 Months Ended
Dec. 31, 2021
Borrowing costs [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	31 December 2021	31 December 2020	31 December 2019
	€ million	€ million	€ million
Interest income(A)	43	33	49
Interest expense on external debt(A)	(153)	(132)	(137)
Other finance costs(B)	(19)	(12)	(8)
Total finance costs, net	(129)	(111)	(96)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swap and interest rate swap income totalled €27 million, €24 million and €36 million in 2021, 2020 and 2019, respectively. Refer to Note 13 for further details.
(B)Other finance costs principally includes amortisation of the discount on external debt and interest on leases.